ARGYLE SECURITY ACQUISITION CORPORATION
200 CONCORD PLAZA, SUITE 700
SAN ANTONIO, TEXAS 78216

March 14, 2007

Rodman & Renshaw, LLC
I-Bankers Securities, Inc.
c/o Rodman & Renshaw, LLC
1270 Avenue of the Americas
New York, NY 10020

Re:	Deferred Discount

Ladies and Gentlemen:

Rodman & Renshaw, LLC (“Rodman”) and I-Bankers Securities, Inc, (“I-Bankers”) acted as co-managers (the “Co-Managers”) for the initial public offering (the “IPO”) of the securities of Argyle Security Acquisition Corporation (“Argyle”) and Rodman acted as representative of the underwriters. The IPO was conducted pursuant to the registration statement on Form S-1 (Registration Number 333-126569) and the related final prospectus dated January 24, 2006 (the “Prospectus”). In connection with the IPO, the Co-Managers agreed to deposit a portion of the underwriting discount (the “Deferred Amount”) into trust with a portion of the proceeds of the IPO. The Deferred Amount would only be paid to the Co-Managers upon Argyle’s consummation of a business combination and would be forfeited if Argyle did not consummate a business combination. Pursuant to the Prospectus, in the event that Argyle consummated a business combination but certain of its stockholders elected to exercise their respective redemption rights (as described in the Prospectus), the amounts deferred by the Co-Managers would not be paid to such redeeming stockholders, but instead would be paid to the Co-Managers.

Argyle announced a potential business combination in December 2006 and the Co-Managers believe that the business combination has a greater likelihood of being approved by Argyle’s stockholders (and, therefore, there being a greater likelihood of the Co-Managers being paid the deferred discount) if, in connection with the business combination, a pro-rata portion of the deferred underwriting discount were paid to Argyle’s redeeming stockholders. Therefore, by signing below, the Co-Managers agree, and Rodman agrees as representative of the underwriters, that the Co-Managers and the underwriters forfeit any and all rights or claims to a pro-rata portion of the deferred discount and any interest accrued thereon with respect to any shares of Argyle’s common stock that are redeemed as described in the Prospectus, and that such amounts will be paid to the redeeming stockholders.

Sincerely,

ARGYLE SECURITY ACQUISITION CORPORATION

By:	/s/ Bob Marbut
Name:	Bob Marbut
Title:	Co-Chief Executive Officer

Rodman & Renshaw, LLC
March 14, 2007

Accepted and agreed:

RODMAN & RENSHAW, LLC

By: /s/ John Borer
Name: John Borer
Title:   CEO

Accepted and agreed:

I-Bankers Securities, Inc.

By: /s/ Shelley Gluck
Name: Shelley Gluck
Title:   President